4. Loan Servicing	12 Months Ended
Dec. 31, 2015
Transfers and Servicing of Financial Assets [Abstract]
Note 4. Loan Servicing

Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets.  The unpaid principal balances of mortgage loans serviced for others were $193,994,081 and $195,860,406 at December 31, 2015 and 2014, respectively. Net gain realized on the sale of loans was $424,240 and $460,505 for the years ended December 31, 2015 and 2014, respectively.

The following table summarizes changes in mortgage servicing rights for the years ended December 31,

	2015	2014

Balance at beginning of year	$1,311,965	$1,329,079
Mortgage servicing rights capitalized	230,818	209,713
Mortgage servicing rights amortized	(257,921)	(250,955)
Change in valuation allowance	8,217	24,128
Balance at end of year	$1,293,079	$1,311,965